CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

DERIVED COLLATERAL INFORMATION   [11/21/02]

[$650,000,000]

Bonds Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2002-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/02 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

Total Number of Loans	4,746
Total Outstanding Loan Balance	$643,031,791.56	Min	Max
Average Loan Current Balance	$135,489.21	$ 3,324.16	$ 728,654.27
Weighted Average Original LTV	81.06%*
Weighted Average Coupon	8.13%	4.50%	16.75%
Arm Weighted Average Coupon	8.03%
Fixed Weighted Average Coupon	8.60%
Weighted Average Margin	6.63%	2.75%	11.43%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	2
% First Liens	98.3%
% Second Liens	1.7%
% Arms	81.8%
% Fixed	18.2%
% of Loans with Mortgage Insurance	1.36%

*   Note, for second liens, CLTV is employed in this calculation.

		Loan Count	Balance	%
Current Rate	0.01 - 5.50	22	4,393,060.27	0.68
	5.51 - 6.00	72	14,732,641.51	2.29
	6.01 - 6.50	232	46,364,327.01	7.21
	6.51 - 7.00	422	78,496,844.02	12.21
	7.01 - 7.50	594	97,857,908.10	15.22
	7.51 - 8.00	806	116,386,796.40	18.10
	8.01 - 8.50	548	78,512,740.80	12.21
	8.51 - 9.00	578	77,507,317.50	12.05
	9.01 - 9.50	350	41,921,010.08	6.52
	9.51 - 10.00	362	41,276,497.67	6.42
	10.01 - 10.50	135	13,101,872.89	2.04
	10.51 - 11.00	123	11,244,374.65	1.75
	11.01 - 11.50	69	5,837,852.63	0.91
	11.51 - 12.00	89	4,260,228.85	0.66
	12.01 - 12.50	59	2,480,506.71	0.39
	12.51 - 13.00	42	1,638,927.37	0.25
	13.01 - 13.50	13	1,092,236.78	0.17
	13.51 - 14.00	167	4,139,653.98	0.64
	14.01 - 14.50	22	660,666.57	0.10
	14.51 >=	41	1,126,327.73	0.18
	Total:	4,746	643,031,791.60	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

FICO	Not Available	4	247,172.12	0.04
	476 - 500	7	720,841.67	0.11
	501 - 525	210	26,970,803.07	4.19
	526 - 550	332	41,886,645.35	6.51
	551 - 575	457	58,606,047.12	9.11
	576 - 600	552	71,894,403.37	11.18
	601 - 625	908	112,976,842.20	17.57
	626 - 650	960	130,019,705.60	20.22
	651 - 675	572	77,334,219.26	12.03
	676 - 700	371	58,134,208.31	9.04
	701 - 725	164	29,230,024.26	4.55
	726 - 750	116	18,691,654.69	2.91
	751 - 775	72	11,851,441.89	1.84
	776 - 800	20	4,304,079.22	0.67
	801 - 825	1	163,703.49	0.03
	Total:	4,746	643,031,791.60	100.00

Scheduled Balance	0.01 - 50,000.00	642	20,629,304.44	3.21
	50,000.01 - 100,000.00	1,298	98,685,705.36	15.35
	100,000.01 - 150,000.00	1,211	149,355,230.90	23.23
	150,000.01 - 200,000.00	676	117,213,092.20	18.23
	200,000.01 - 250,000.00	418	93,663,245.57	14.57
	250,000.01 - 300,000.00	228	61,855,457.87	9.62
	300,000.01 - 350,000.00	139	44,867,716.55	6.98
	350,000.01 - 400,000.00	75	28,630,036.08	4.45
	400,000.01 - 450,000.00	22	9,449,667.27	1.47
	450,000.01 - 500,000.00	24	11,441,356.44	1.78
	500,000.01 - 550,000.00	8	4,206,079.47	0.65
	550,000.01 - 600,000.00	4	2,306,245.15	0.36
	600,000.01 >=	1	728,654.27	0.11
	Total:	4,746	643,031,791.60	100.00

Original LTV	<= 50.00	90	8,174,094.30	1.27
	50.01 - 55.00	31	4,187,905.77	0.65
	55.01 - 60.00	61	7,963,460.52	1.24
	60.01 - 65.00	96	13,241,894.33	2.06
	65.01 - 70.00	195	26,258,792.03	4.08
	70.01 - 75.00	346	49,486,526.19	7.70
	75.01 - 80.00	2,098	307,938,706.80	47.89
	80.01 - 85.00	534	78,230,616.49	12.17
	85.01 - 90.00	587	86,108,276.54	13.39
	90.01 - 95.00	279	41,117,156.95	6.39
	95.01 - 100.00	429	20,324,361.69	3.16
	Total:	4,746	643,031,791.60	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

Documentation Type	Full	3,346	433,052,698.80	67.35
	Alternative	3	389,657.40	0.06
	Reduced	409	69,497,976.58	10.81
	Stated Income / Stated Assets	951	135,038,405.60	21.00
	No Doc	37	5,053,053.14	0.79
	Total:	4,746	643,031,791.60	100.00

Occupancy Status	Primary	4,465	610,547,285.30	94.95
	Second Home	12	2,374,153.46	0.37
	Investment	269	30,110,352.78	4.68
	Total:	4,746	643,031,791.60	100.00

State	California	981	199,274,154.60	30.99
	Florida	643	73,555,858.49	11.44
	Illinois	217	30,169,891.34	4.69
	Washington	200	29,493,179.68	4.59
	Arizona	204	22,946,682.67	3.57
	Ohio	205	19,534,024.17	3.04
	Massachusetts	91	16,809,987.80	2.61
	Colorado	101	16,281,138.59	2.53
	Michigan	148	15,802,562.23	2.46
	New York	76	14,877,790.79	2.31
	New Jersey	91	14,434,009.42	2.24
	Pennsylvania	137	13,313,128.05	2.07
	Oregon	101	12,886,579.33	2.00
	Georgia	86	12,769,565.40	1.99
	North Carolina	105	12,253,374.87	1.91
	Other	1,360	138,629,864.20	21.56
	Total:	4,746	643,031,791.60	100.00

Purpose	Purchase	2,316	290,464,294.20	45.17
	Refinance - Rate Term	505	69,655,577.76	10.83
	Refinance - Cashout	1,925	282,911,919.60	44.00
	Total:	4,746	643,031,791.60	100.00

Product Type	ARM 2/28	1,785	275,392,869.90	42.83
	ARM 3/37	1,837	249,676,623.70	38.83
	ARM 5/25	4	1,020,958.00	0.16
	Fixed	1,120	116,941,340.00	18.19
	Total:	4746	643031791.6	100

Property Type	Single Family Residence	3,777	510,734,925.60	79.43
	Condo	312	36,298,060.83	5.64
	2-4 Family	332	49,267,017.55	7.66
	PUD	304	45,293,221.53	7.04
	Manufactured Housing	21	1,438,566.04	0.22
	Total:	4,746	643,031,791.60	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

ARM Margin	0.01 - 4.00	24	5,508,902.76	1.05
	4.01 - 4.50	79	15,289,020.75	2.91
	4.51 - 5.00	197	33,940,431.08	6.45
	5.01 - 5.50	280	41,776,268.66	7.94
	5.51 - 6.00	633	94,339,734.25	17.93
	6.01 - 6.50	487	71,917,262.54	13.67
	6.51 - 7.00	650	103,831,909.40	19.74
	7.01 - 7.50	370	50,239,251.11	9.55
	7.51 - 8.00	304	38,462,051.67	7.31
	8.01 - 8.50	215	27,504,484.33	5.23
	8.51 - 9.00	182	20,896,479.24	3.97
	9.01 - 9.50	105	12,899,415.87	2.45
	9.51 - 10.00	64	6,494,058.76	1.23
	10.01 - 10.50	24	2,281,002.85	0.43
	10.51 >=	12	710,178.36	0.13
	Total:	3,626	526,090,451.60	100.00

ARM Months to Rate Reset	16 - 18	17	3,149,812.99	0.60
	19 - 21	645	92,949,927.59	17.67
	22 - 24	1,123	179,236,718.70	34.07
	25 - 27	1	127,918.21	0.02
	28 - 30	21	3,101,259.14	0.59
	31 - 33	599	86,561,554.47	16.45
	34 - 36	1,216	159,942,302.50	30.40
	37 >=	4	1,020,958.00	0.19
	Total:	3,626	526,090,451.60	100.00

Arm Max Rate	9.50 <=	202	26,402,396.03	5.02
	9.51 - 13.00	289	52,650,400.38	10.01
	13.01 - 13.50	254	47,831,941.62	9.09
	13.51 - 14.00	406	70,247,057.52	13.35
	14.01 - 14.50	499	77,637,286.84	14.76
	14.51 - 15.00	634	88,025,548.61	16.73
	15.01 - 15.50	369	53,710,638.36	10.21
	15.51 - 16.00	345	45,607,287.39	8.67
	16.01 - 16.50	196	22,130,197.05	4.21
	16.51 - 17.00	205	22,263,964.95	4.23
	17.01 - 17.50	90	8,472,534.23	1.61
	17.51 - 18.00	68	6,040,505.54	1.15
	18.01 >=	69	5,070,693.10	0.96
	Total:	3,626	526,090,451.60	100.00

ARM Min Rate	<= 4.50	207	27,746,080.89	5.27
	4.51 - 6.00	73	14,196,377.46	2.7
	6.01 - 6.50	190	37,044,808.94	7.04
	6.51 - 7.00	342	63,762,246.12	12.12
	7.01 - 7.50	480	78,588,026.35	14.94

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

ARM Min Rate Cont’d	7.51 - 8.00	632	90,714,363.34	17.24
	8.01 - 8.50	434	64,488,185.42	12.26
	8.51 - 9.00	445	61,375,565.07	11.67
	9.01 - 9.50	266	32,609,960.73	6.2
	9.51 - 10.00	275	27,746,,080.89	5.27
	10.01 - 10.50	112	14,196,377.46	2.70
	10.51 - 11.00	85	37,044,808.94	7.04
	11.01 - 11.50	45	63,762,246.12	12.12
	11.51 - 12.00	23	78,588,026.35	14.94
	12.01 - 12.50	11	90,714,363.34	17.24
	12.51 >=	6	64,488,185.42	12.26
	Total:	3,626	526,090,451.60	100.00

Initial Periodic Cap	1.00	1	127,310.37	0.02
	1.50	629	94,117,477.08	17.89
	2.00	4	1,043,658.75	0.20
	3.00	2,991	430,498,458.10	81.83
	5.00	1	303,547.35	0.06
	Total:	3,626	526,090,451.60	100.00

Subsequent Periodic Cap	1.00	1,964	271,695,750.8	51.64
	1.50	1,662	254,394,700.9	48.36
	Total:	3,626	526,090,451.60	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

Statistical Collateral Summary – Loan Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/02 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

Total Number of Loans	2,703
Total Outstanding Loan Balance	$320,728,410.65	Min	Max
Average Loan Current Balance	$118,656.46	$3,324.16	$399,191.24
Weighted Average Original LTV	80.72%*
Weighted Average Coupon	8.36%	5.45%	16.75%
Arm Weighted Average Coupon	8.14%
Fixed Weighted Average Coupon	9.63%
Weighted Average Margin	6.43%	3.63%	10.25%
Weighted Average FICO (Non-Zero)	623
Weighted Average Age (Months)	2
% First Liens	96.58%
% Second Liens	3.42%
% Arms	84.5%
% Fixed	15.0%
% of Loans with Mortgage Insurance	2.7%

*   Note, for second liens, CLTV is employed in this calculation.

		Loan Count	Balance	%
Current Rate	0.01 - 5.50	1	88,703.10	0.03
	5.51 - 6.00	22	3,535,852.19	1.10
	6.01 - 6.50	100	17,168,688.20	5.35
	6.51 - 7.00	206	33,158,304.92	10.34
	7.01 - 7.50	328	48,285,440.64	15.05
	7.51 - 8.00	473	64,474,976.41	20.10
	8.01 - 8.50	309	41,679,341.83	13.00
	8.51 - 9.00	303	39,716,613.90	12.38
	9.01 - 9.50	167	20,314,043.76	6.33
	9.51 - 10.00	186	21,823,937.42	6.80
	10.01 - 10.50	77	6,861,015.07	2.14
	10.51 - 11.00	71	6,441,965.91	2.01
	11.01 - 11.50	48	3,536,485.63	1.10
	11.51 - 12.00	77	3,501,140.96	1.09
	12.01 - 12.50	54	2,262,517.04	0.71
	12.51 - 13.00	40	1,579,086.42	0.49
	13.01 - 13.50	11	373,648.97	0.12
	13.51 - 14.00	167	4,139,653.98	1.29
	14.01 - 14.50	22	660,666.57	0.21
	14.51 >=	41	1,126,327.73	0.35
	Total:	2,703	320,728,410.70	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

FICO	Not Available	3	205,934.59	0.06
	476 - 500	3	332,450.21	0.10
	501 - 525	124	17,143,034.84	5.35
	526 - 550	198	24,001,407.96	7.48
	551 - 575	235	29,246,011.67	9.12
	576 - 600	266	30,364,711.98	9.47
	601 - 625	548	55,212,096.51	17.21
	626 - 650	585	68,976,726.83	21.51
	651 - 675	337	37,637,368.84	11.73
	676 - 700	203	27,987,400.12	8.73
	701 - 725	94	14,090,420.55	4.39
	726 - 750	62	8,978,418.77	2.80
	751 - 775	38	5,557,111.66	1.73
	776 - 800	6	831,612.64	0.26
	801 - 825	1	163,703.49	0.05
	Total:	2,703	320,728,410.70	100.00

Scheduled Balance	0.01 - 50,000.00	522	15,868,792.74	4.95
	50,000.01 - 100,000.00	690	52,164,569.21	16.26
	100,000.01 - 150,000.00	695	85,522,123.88	26.66
	150,000.01 - 200,000.00	396	68,912,106.90	21.49
	200,000.01 - 250,000.00	243	54,327,723.21	16.94
	250,000.01 - 300,000.00	137	37,021,136.28	11.54
	300,000.01 - 350,000.00	11	3,534,700.40	1.10
	350,000.01 - 400,000.00	9	3,377,258.03	1.05
	Total:	2,703	320,728,410.70	100.00

Original LTV	<= 50.00	51	4,783,373.81	1.49
	50.01 - 55.00	18	1,986,545.06	0.62
	55.01 - 60.00	29	3,187,078.10	0.99
	60.01 - 65.00	51	6,563,707.52	2.05
	65.01 - 70.00	114	13,839,080.79	4.31
	70.01 - 75.00	201	26,348,010.35	8.22
	75.01 - 80.00	1,211	162,860,225.00	50.78
	80.01 - 85.00	257	36,688,907.41	11.44
	85.01 - 90.00	264	35,628,581.55	11.11
	90.01 - 95.00	104	13,641,156.34	4.25
	95.01 - 100.00	403	15,201,744.77	4.74
	Total:	2,703	320,728,410.70	100.00

Documentation Type	Full	1,861	211,880,293.00	66.06
	Reduced	273	41,280,438.72	12.87
	Stated Income / Stated Assets	569	67,567,678.90	21.07
	Total:	2,703	320,728,410.70	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

Occupancy Status	Primary	2,538	302,872,247.20	94.43
	Second Home	5	789,743.09	0.25
	Investment	160	17,066,420.39	5.32
	Total:	2,703	320,728,410.70	100.00

State	California	588	99,581,671.77	31.05
	Florida	293	30,384,035.07	9.47
	Washington	161	20,516,939.69	6.40
	Arizona	144	13,713,468.56	4.28
	Illinois	114	13,001,011.09	4.05
	New York	58	10,456,395.84	3.26
	Massachusetts	55	8,918,101.42	2.78
	Oregon	72	8,673,250.49	2.70
	Texas	90	8,427,858.10	2.63
	Ohio	89	8,300,385.48	2.59
	Colorado	54	7,268,180.12	2.27
	Maryland	55	7,036,697.13	2.19
	New Jersey	50	6,887,915.03	2.15
	Missouri	84	6,076,817.02	1.89
	Michigan	58	5,873,692.28	1.83
	Other	738	65,611,991.56	20.46
	Total:	2,703	320,728,410.70	100.00

Purpose	Purchase	1,564	167,892,397.20	52.35
	Refinance - Rate Term	237	31,927,352.75	9.95
	Refinance - Cashout	902	120,908,660.70	37.70
	Total:	2,703	320,728,410.70	100.00

Product Type	ARM 2/28	648	95,716,070.93	29.84
	ARM 3/27	1,399	176,505,453.50	55.03
	ARM 5/25	1	303,547.35	0.09
	Fixed	655	48,203,338.86	15.03
	Total:	2,703	320,728,410.70	100.00

Property Type	Single Family Residence	2,055	239,810,276.50	74.77
	Condo	171	17,986,549.90	5.61
	2-4 Family	256	36,345,495.27	11.33
	PUD	206	25,529,389.05	7.96
	Manufactured Housing	15	1,056,699.97	0.33
	Total:	2,703	320,728,410.70	100.00

ARM Margin	0.01 - 4.00	16	3,100,587.84	1.14
	4.01 - 4.50	56	8,960,172.37	3.29
	4.51 - 5.00	94	12,509,025.80	4.59
	5.01 - 5.50	185	23,732,247.62	8.71
	5.51 - 6.00	444	58,437,134.33	21.44
	6.01 - 6.50	316	44,832,246.64	16.45
	6.51 - 7.00	433	60,575,757.45	22.23

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

ARM Margin Cont’d	7.01 - 7.50	171	23,446,160.16	8.60
	7.51 - 8.00	166	19,825,574.63	7.27
	8.01 - 8.50	83	9,690,908.64	3.56
	8.51 - 9.00	61	5,528,898.91	2.03
	9.01 - 9.50	13	1,089,191.89	0.40
	9.51 - 10.00	9	736,448.58	0.27
	10.01 - 10.50	1	60,716.92	0.02
	Total:	2,048	272,525,071.80	100.00

ARM Months to Rate Reset	16 - 18	10	1,740,695.07	0.64
	19 - 21	196	26,934,032.04	9.88
	22 - 24	443	67,112,851.45	24.63
	28 - 30	13	1,597,542.45	0.59
	31 - 33	509	69,248,648.16	25.41
	34 - 36	876	105,587,755.30	38.74
	37 >=	1	303,547.35	0.11
	Total:	2,048	272,525,071.80	100.00

Arm Max Rate	9.51 - 13.00	111	18,129,086.95	6.65
	13.01 - 13.50	147	25,461,207.56	9.34
	13.51 - 14.00	238	37,113,636.54	13.62
	14.01 - 14.50	319	43,584,726.71	15.99
	14.51 - 15.00	427	53,261,170.68	19.54
	15.01 - 15.50	220	29,049,142.82	10.66
	15.51 - 16.00	201	26,185,573.30	9.61
	16.01 - 16.50	113	12,699,400.83	4.66
	16.51 - 17.00	119	13,822,253.07	5.07
	17.01 - 17.50	58	5,538,328.96	2.03
	17.51 - 18.00	45	4,197,667.90	1.54
	18.01 >=	50	3,482,876.46	1.28
	Total:	2,048	272,525,071.80	100.00

ARM Min Rate	4.51 - 6.00	23	3,624,555.29	1.33
	6.01 - 6.50	100	17,168,688.20	6.30
	6.51 - 7.00	198	31,344,208.46	11.50
	7.01 - 7.50	293	42,707,305.35	15.67
	7.51 - 8.00	406	53,739,722.78	19.72
	8.01 - 8.50	268	36,478,582.49	13.39
	8.51 - 9.00	272	35,956,817.47	13.19
	9.01 - 9.50	147	17,460,696.82	6.41
	9.51 - 10.00	151	17,688,961.99	6.49
	10.01 - 10.50	71	6,452,947.02	2.37
	10.51 - 11.00	59	5,455,437.31	2.00
	11.01 - 11.50	30	2,777,102.47	1.02
	11.51 - 12.00	18	1,017,878.55	0.37
	12.01 - 12.50	8	483,075.43	0.18
	12.51 >=	4	169,092.17	0.06
	Total:	2,048	272,525,071.80	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

Initial Periodic Cap	1.00	1	127,310.37	0.05
	1.50	574	79,299,323.32	29.10
	3.00	1,472	192,794,890.80	70.74
	5.00	1	303,547.35	0.11
	Total:	2,048	272,525,071.80	100.00

Subsequent Periodic Cap	1.00	648	89,416,429.00	32.81
	1.50	1,400	183,108,642.80	67.19
	Total:	2,048	272,525,071.80	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/02 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

Total Number of Loans	2,043
Total Outstanding Loan Balance	$322,303,380.91	Min	Max
Average Loan Current Balance	$157,759.85	$19,902.08	$728,654.27
Weighted Average Original LTV	81.41%
Weighted Average Coupon	7.90%	4.50%	13.49%
Arm Weighted Average Coupon	7.91%
Fixed Weighted Average Coupon	7.88%
Weighted Average Margin	6.83%	2.75%	11.43%
Weighted Average FICO (Non-Zero)	629
Weighted Average Age (Months)	2
% First Liens	100.00%
% Arms	78.7%
% Fixed	21.3%
% of Loans with Mortgage Insurance	0.1%

		Loan Count	Balance	%
Current Rate	0.01 - 5.50	21	4,304,357.17	1.34
	5.51 - 6.00	50	11,196,789.33	3.47
	6.01 - 6.50	132	29,195,638.81	9.06
	6.51 - 7.00	216	45,338,539.10	14.07
	7.01 - 7.50	266	49,572,467.46	15.38
	7.51 - 8.00	333	51,911,820.03	16.11
	8.01 - 8.50	239	36,833,398.97	11.43
	8.51 - 9.00	275	37,790,703.60	11.73
	9.01 - 9.50	183	21,606,966.32	6.70
	9.51 - 10.00	176	19,452,560.25	6.04
	10.01 - 10.50	58	6,240,857.82	1.94
	10.51 - 11.00	52	4,802,408.74	1.49
	11.01 - 11.50	21	2,301,367.00	0.71
	11.51 - 12.00	12	759,087.89	0.24
	12.01 - 12.50	5	217,989.67	0.07
	12.51 - 13.00	2	59,840.95	0.02
	13.01 - 13.50	2	718,587.82	0.22
	Total:	2,043	322,303,380.90	100.00

FICO	Not Available	1	41,237.53	0.01
	476 - 500	4	388,391.46	0.12
	501 - 525	86	9,827,768.22	3.05
	526 - 550	134	17,885,237.39	5.55
	551 - 575	222	29,360,035.46	9.11
	576 - 600	286	41,529,691.39	12.89
	601 - 625	360	57,764,745.67	17.92
	626 - 650	375	61,042,978.73	18.94

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

FICO continued	651 - 675	235	39,696,850.42	12.32
	676 - 700	168	30,146,808.19	9.35
	701 - 725	70	15,139,603.72	4.70
	726 - 750	54	9,713,235.92	3.01
	751 - 775	34	6,294,330.23	1.95
	776 - 800	14	3,472,466.58	1.08
	Total:	2,043	322,303,380.90	100.00

Scheduled Balance	0.01 - 50,000.00	120	4,760,511.70	1.48
	50,000.01 - 100,000.00	608	46,521,136.15	14.43
	100,000.01 - 150,000.00	516	63,833,106.98	19.81
	150,000.01 - 200,000.00	280	48,300,985.33	14.99
	200,000.01 - 250,000.00	175	39,335,522.36	12.20
	250,000.01 - 300,000.00	91	24,834,321.59	7.71
	300,000.01 - 350,000.00	128	41,333,016.15	12.82
	350,000.01 - 400,000.00	66	25,252,778.05	7.84
	400,000.01 - 450,000.00	22	9,449,667.27	2.93
	450,000.01 - 500,000.00	24	11,441,356.44	3.55
	500,000.01 - 550,000.00	8	4,206,079.47	1.31
	550,000.01 - 600,000.00	4	2,306,245.15	0.72
	600,000.01 >=	1	728,654.27	0.23
	Total:	2,043	322,303,380.90	100.00

Original LTV	<= 50.00	39	3,390,720.49	1.05
	50.01 - 55.00	13	2,201,360.71	0.68
	55.01 - 60.00	32	4,776,382.42	1.48
	60.01 - 65.00	45	6,678,186.81	2.07
	65.01 - 70.00	81	12,419,711.24	3.85
	70.01 - 75.00	145	23,138,515.84	7.18
	75.01 - 80.00	887	145,078,481.80	45.01
	80.01 - 85.00	277	41,541,709.08	12.89
	85.01 - 90.00	323	50,479,694.99	15.66
	90.01 - 95.00	175	27,476,000.61	8.52
	95.01 - 100.00	26	5,122,616.92	1.59
	Total:	2,043	322,303,380.90	100.00

Documentation Type	Full	1,485	221,172,405.80	68.62
	Alternative	3	389,657.40	0.12
	Reduced	136	28,217,537.86	8.75
	Stated Income / Stated Assets	382	67,470,726.72	20.93
	No Doc	37	5,053,053.14	1.57
	Total:	2,043	322,303,380.90	100.00

Occupancy Status	Primary	1,927	307,675,038.10	95.46
	Second Home	7	1,584,410.37	0.49
	Investment	109	13,043,932.39	4.05
	Total:	2,043	322,303,380.90	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

State	California	393	99,692,482.79	30.93
	Florida	350	43,171,823.43	13.39
	Illinois	103	17,168,880.25	5.33
	Ohio	116	11,233,638.69	3.49
	Michigan	90	9,928,869.95	3.08
	North Carolina	77	9,327,900.35	2.89
	Georgia	54	9,234,388.32	2.87
	Arizona	60	9,233,214.11	2.86
	Colorado	47	9,012,958.47	2.80
	Washington	39	8,976,239.99	2.79
	Pennsylvania	71	8,350,904.09	2.59
	Minnesota	49	8,198,700.66	2.54
	Massachusetts	36	7,891,886.38	2.45
	New Jersey	41	7,546,094.38	2.34
	Indiana	80	6,299,915.91	1.95
	Other	437	57,035,483.13	17.70
	Total:	2,043	322,303,380.90	100.00

Purpose	Purchase	752	122,571,897.00	38.03
	Refinance - Rate Term	268	37,728,225.02	11.71
	Refinance - Cashout	1,023	162,003,258.90	50.26
	Total:	2,043	322,303,380.90	100.00

Product Type	ARM 2/28	1,137	179,676,799.00	55.75
	ARM 3/27	438	73,171,170.20	22.70
	ARM 5/25	3	717,410.65	0.22
	Fixed	465	68,738,001.09	21.33
	Total:	2,043	322,303,380.90	100.00

Property Type	Single Family Residence	1,722	270,924,649.20	84.06
	Condo	141	18,311,510.93	5.68
	2-4 Family	76	12,921,522.28	4.01
	PUD	98	19,763,832.47	6.13
	Manufactured Housing	6	381,866.07	0.12
	Total:	2,043	322,303,380.90	100.00

ARM Margin	0.01 - 4.00	8	2,408,314.92	0.95
	4.01 - 4.50	23	6,328,848.37	2.50
	4.51 - 5.00	103	21,431,405.28	8.45
	5.01 - 5.50	95	18,044,021.04	7.12
	5.51 - 6.00	189	35,902,599.91	14.16
	6.01 - 6.50	171	2,708,5015.9	10.68
	6.51 - 7.00	217	43,256,151.94	17.06
	7.01 - 7.50	199	26,793,090.95	10.57
	7.51 - 8.00	138	18,636,477.04	7.35
	8.01 - 8.50	132	17,813,575.69	7.03
	8.51 - 9.00	121	15,367,580.34	6.06
	9.01 - 9.50	92	11,810,223.97	4.66

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2002-5

ARM Margin Cont’d	9.51 - 10.00	55	5,757,610.17	2.27
	10.01 - 10.50	23	2,220,285.93	0.88
	10.51 >=	12	710,178.36	0.28
	Total:	1,578	253,565,379.80	100.00

ARM Months to Rate Reset	16 - 18	7	1,409,117.92	0.56
	19 - 21	449	66,015,895.55	26.04
	22 - 24	680	112,123,867.30	44.22
	25 - 27	1	127,918.21	0.05
	28 - 30	8	1,503,716.69	0.59
	31 - 33	90	17,312,906.31	6.83
	34 - 36	340	54,354,547.21	21.44
	37 >=	3	717,410.65	0.28
	Total:	1,578	253,565,379.80	100.00

Arm Max Rate	9.50 <=	202	26,402,396.03	10.41
	9.51 - 13.00	178	34,521,313.43	13.61
	13.01 - 13.50	107	22,370,734.06	8.82
	13.51 - 14.00	168	33,133,420.98	13.07
	14.01 - 14.50	180	34,052,560.13	13.43
	14.51 - 15.00	207	34,764,377.93	13.71
	15.01 - 15.50	149	24,661,495.53	9.73
	15.51 - 16.00	144	19,421,714.09	7.66
	16.01 - 16.50	83	9,430,796.22	3.72
	16.51 - 17.00	86	8,441,711.88	3.33
	17.01 - 17.50	32	2,934,205.27	1.16
	17.51 - 18.00	23	1,842,837.64	0.73
	18.01 >=	19	1,587,816.64	0.63
	Total:	1,578	253,565,379.80	100.00

ARM Min Rate	<= 4.50	207	27,746,080.89	10.94
	4.51 - 6.00	50	10,571,822.17	4.17
	6.01 - 6.50	90	19,876,120.74	7.84
	6.51 - 7.00	144	32,418,037.66	12.78
	7.01 - 7.50	187	35,880,721.00	14.15
	7.51 - 8.00	226	36,974,640.56	14.58
	8.01 - 8.50	166	28,009,602.93	11.05
	8.51 - 9.00	173	25,418,747.60	10.02
	9.01 - 9.50	119	15,149,263.91	5.97
	9.51 - 10.00	124	13,055,091.31	5.15
	10.01 - 10.50	41	4,388,713.82	1.73
	10.51 - 11.00	26	2,149,803.18	0.85
	11.01 - 11.50	15	1,505,393.54	0.59
	11.51 - 12.00	5	244,472.17	0.10
	12.01 - 12.50	3	117,027.39	0.05
	12.51 >=	2	59,840.95	0.02
	Total:	1,578	253,565,379.8	100.00

Initial Periodic Cap	1.50	55	14,818,153.77	5.84
	2.00	4	1,043,658.75	0.41
	3.00	1,519	237,703,567.30	93.74
	Total:	1,578	253,565,379.80	100.00

Subsequent Periodic Cap	1.00	1,316	182,279,321.80	71.89
	1.50	262	71,286,058.06	28.11
	Total:	1,578	253,565,379.80	100.00